UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock Funds
BlackRock Defensive Advantage Emerging Markets Fund
BlackRock Defensive Advantage International Fund
BlackRock Defensive Advantage U.S. Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 04/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

BlackRock FundsSM

•  BlackRock Defensive Advantage Emerging Markets Fund

•  BlackRock Defensive Advantage International Fund

•  BlackRock Defensive Advantage U.S. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2023	BlackRock Defensive Advantage Emerging Markets Fund

Investment Objective

BlackRock Defensive Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its primary benchmark, the MSCI EM Minimum Volatility Index and outperformed its secondary benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Emerging market (“EM”) equities fell during the period, as investor skepticism about risk assets deepened. Initially, inflationary pressures benefited commodities markets, but as fears of a U.S. recession intensified, equities in commodity-driven markets came under pressure. Interest rate increases in the United States, coupled with more hawkish commentary from the Fed, continued to lead the retreat in the EM benchmark. There was a notable recovery toward the end of 2022 and the beginning of 2023, however, as sentiment in China improved due to a potential COVID reopening, while hopes for a soft landing in the United States seemed to have evaporated as inflation in services prices and wages proved to be stickier than initially expected, prompting the Fed to reiterate a hawkish stance. Late in the reporting period, EM equities took a pause from their broad-based rally in the first quarter of 2023 as investors shifted their attention to U.S.-China tensions, while a strong U.S. jobs report and reduced growth in the Consumer Price Index contributed to a preference for developed markets over EM. Asia drove losses as concerns about the property sector and ongoing COVID-19 lockdowns weighed on China, and Korea and Taiwan also struggled amid global recessionary fears and continued tech weakness. Commodity outperformance provided a tailwind for Latin America and for parts of Europe, the Middle East, and Africa, but parts of Eastern Europe continued to struggle as the Russian invasion of Ukraine continued and high inflation rates persisted. The real estate, utilities, materials, and information technology (“IT”) sectors led detractors within the benchmark, while consumer staples and energy fared better.

Traditional fundamental measures drove the Fund’s outperformance, as they benefited from the prevailing market style preference. Value-related insights measuring cash flow, asset usage, and other financial statement metrics performed the best. Elsewhere, defensive quality measures performed well amid broader market stability concerns stemming from developed market banking turmoil. Insights designed to evaluate company financing ability did best amid a broader market focus on the financial health of businesses. Other nontraditional quality measures, such as ESG-related insights, also benefited performance. Measures evaluating green patents helped motivate successful positioning across IT stocks.

Sentiment measures also contributed to positive performance, as they were able to correctly capture EM themes. Insights designed to track analyst, broker, and informed investor views contributed to performance and positioned the portfolio around the China reopening theme. This was most observable from the Fund’s positioning in offshore Chinese equities. Other faster-moving flow-related insights, as well as Korea-specific trend information, contributed to performance by helping to motivate a successful underweight to Korean equities amid broader Asian tech-stock weakness and global recessionary fears.

Conversely, macro-thematic insights detracted from performance in the aggregate during the reporting period. Insights evaluating money supply, inventory cycles, and activity in the private space all proved wrong-footed. This was most evident in the Fund’s positioning among materials and consumer discretionary stocks, which detracted from performance in the market environment.

Additionally, despite contribution from fundamental measures in the aggregate, select quality measures struggled. Insights with a growth flavor evaluating board turnover, for example, ran counter to the prevailing market style preference.

The BlackRock Defensive Advantage Funds are designed to provide downside protection against market drawdowns and may lag broader markets and peers during market rallies. The Funds pursue a “defensive” investment style, meaning that they seek to participate in rising equity markets while mitigating downside risk in declining markets.

The Fund uses derivatives to gain equity exposure from holdings of cash and cash equivalents, allowing it to remain fully invested in the stock market while maintaining some liquidity. The derivative position typically represents less than 5% of the Fund’s assets.

Describe recent portfolio activity.

Over the course of the reporting period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection model. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed-investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks toward social media activity as a measure of potential revenue growth.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the reporting period with largely neutral positioning from a sector and country positioning perspective. The Fund had slight overweight positions in the energy and healthcare sectors, and maintained slight underweights in IT and real estate stocks. From a geographical perspective, the Fund had slight overweights to Brazil and Indonesia and maintained slightly underweight positions to Korea and India.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Defensive Advantage Emerging Markets Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on December 21, 2020.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities.

(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to large- and mid-cap equities across certain emerging markets countries. The index is calculated by optimizing the MSCI Emerging Markets Index, its parent index, for the lowest absolute risk (within a given set of constraints).

(d)	An index that captures large- and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

	Average Annual Total Returns(a)

	1 Year		Since Inception(b)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	0.60%	N/A	0.91%	N/A
Investor A	0.35	(4.92)%	0.64	(1.63)%
Class K	0.60	N/A	0.91	N/A

MSCI Emerging Markets Minimum Volatility Index	(4.19)	N/A	(0.87)	N/A
MSCI Emerging Markets Index	(6.51)	N/A	(7.92)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on December 21, 2020.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,152.40	$ 4.38		$ 1,000.00	$ 1,020.73	$ 4.11		0.82%
Investor A	1,000.00	1,150.60	5.81		1,000.00	1,019.39	5.46		1.09
Class K	1,000.00	1,152.40	4.32		1,000.00	1,020.78	4.06		0.81

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	BlackRock Defensive Advantage Emerging Markets Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Kunlun Energy Co. Ltd.	1.5%
Dubai Islamic Bank PJSC	1.5
Kotak Mahindra Bank Ltd.	1.5
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1.5
Mega Financial Holding Co. Ltd.	1.5
PetroChina Co. Ltd., Class H	1.5
Inventec Corp.	1.5
Saudi Arabian Oil Co.	1.5
Taiwan Cooperative Financial Holding Co. Ltd.	1.4
Saudi Telecom Co.	1.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

China	27.3%
Taiwan	17.2
India	9.3
Saudi Arabia	8.4
Thailand	8.2
Malaysia	5.6
South Korea	4.3
United Arab Emirates	2.9
Qatar	2.9
Indonesia	2.8
United States	2.6
Kuwait	2.3
Brazil	2.2
Greece	1.4
Other#	1.0
Other Assets Less Liabilities	1.6

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	BlackRock Defensive Advantage International Fund

Investment Objective

BlackRock Defensive Advantage International Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its primary benchmark, the MSCI EAFE Minimum Volatility (USD) Index and underperformed its secondary benchmark, the MSCI EAFE Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While inflation in goods prices moderated, inflation in services prices remained well above expectations, leading to continued aggressive policy tightening. This resulted in a persistently inverted yield curve, which is often a precursor to a recession. Despite this backdrop, though, equity markets were roughly flat during the reporting period, masking the intra-period volatility. Global equities performed strongly in early 2023 despite cracks threatening the stability of the financial system, with the banking sector coming under pressure beginning in March 2023 and accelerating into April 2023 as the U.S. banking system experienced the second-largest bank failure in history. Yet despite the turmoil taking a toll on consumer confidence, as spending data showed signs of weakness, investors’ focus shifted to measures to support banks and depositors. This appears to have prevented a widespread crisis, and although measures of economic activity slowed, online job postings continued to point to labor market strength and sticky inflation. This was corroborated by the latest Employment Cost Index report, and taken together, these varying data points identified the challenges markets faced between keeping monetary policy tight versus pivoting to support growth.

Sentiment measures contributed to performance and helped to correctly capture emergent market themes. Particularly, a measure that looks at flow data drove successful stock selection within consumer staples. Other text-based insights designed to evaluate company events as well as price trends were additive by motivating an overweight allocation to industrials.

Elsewhere, both traditional fundamental and Environment, Social and Governance (“ESG”)-related insights contributed to performance. Traditional valuation metrics, such as measures tracking company earnings yield, company spending and investment, and other financial statement metrics benefited from the market’s style preference. Similarly, human capital-related ESG measures evaluating companies based on board turnover and employee sentiment worked well over the reporting period, motivating successful positioning in the communication services sector. Risk mitigation insights, which look to predict firm-level controversy, helped correctly position the portfolio within European financial stocks.

Macro-thematic insights also helped to correctly position the portfolio. Insights designed to identify themes such as rising interest rates and stagflation were notably strong performers as they correctly positioned the portfolio to capture the evolving rates regime. This was most evident from a successful overweight allocation to telecommunication services stocks that proved to be additive to performance.

Conversely, despite positive performance from fundamental and ESG-related measures in the aggregate, select measures detracted from overall performance. Fundamental quality insights with a growth flavor struggled amid the market’s style preference, specifically insights favoring founder-led companies. Similarly, carbon-related ESG measures as well as human capital-related ESG insights evaluating employee turnover all ran counter to the market’s focus on interest rates and inflation. Lastly, while sentiment insights contributed to performance on an overall basis, measures designed to capture retail investor sentiment proved overly defensive, motivating unsuccessful positions in the consumer discretionary sector.

The BlackRock Defensive Advantage Funds are designed to provide downside protection against market drawdowns and may lag broader markets and peers during market rallies. The Funds pursue a “defensive” investment style, meaning that they seek to participate in rising equity markets while mitigating downside risk in declining markets.

Describe recent portfolio activity.

Over the course of the reporting period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. Given the dynamic investing environment, the Fund built upon its alternative data capabilities and instituted enhanced signal constructs to best identify emerging trends such as sentiment around supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the reporting period with largely neutral positioning from a sector and country-positioning perspective. The Fund had slight overweight positions in the consumer staples and communication services sectors, and maintained slight underweights in materials and utilities stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2023 (continued)	BlackRock Defensive Advantage International Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on December 21, 2020.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (the “MSCI EAFE Index”) and derivatives that are tied economically to securities of the MSCI EAFE Index.

(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets around the world excluding the United States and Canada. The index is calculated by optimizing the MSCI EAFE® Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

	Average Annual Total Returns(a)

	1 Year		Since Inception(b)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	8.30%	N/A	4.37%	N/A
Investor A	7.92	2.25%	4.10	1.74%
Class K	8.30	N/A	4.41	N/A

MSCI EAFE Minimum Volatility (USD) Index	4.08	N/A	0.88	N/A
MSCI EAFE Index	8.42	N/A	3.68	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on December 21, 2020.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,202.40	$ 2.51		$ 1,000.00	$ 1,022.51	$ 2.31		0.46%
Investor A	1,000.00	1,200.70	3.93		1,000.00	1,021.22	3.61		0.72
Class K	1,000.00	1,203.60	2.46		1,000.00	1,022.56	2.26		0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Defensive Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Koninklijke KPN NV	1.5%
Chocoladefabriken Lindt & Spruengli AG	1.6
Telstra Group Ltd.	1.5
Lawson, Inc.	1.5
SAP SE	1.5
L’Oreal SA	1.5
Unilever PLC	1.5
Otsuka Holdings Co. Ltd.	1.5
Nestle SA	1.5
KDDI Corp.	1.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	27.6%
Switzerland	12.9
United Kingdom	8.1
Hong Kong	7.4
France	6.2
Germany	6.1
Singapore	5.7
Denmark	4.2
Italy	4.2
Netherlands	4.0
Israel	3.1
United States	3.1
Australia	2.1
Austria	1.8
China	1.3
Finland	1.2
Other#	1.6
Liabilities in Excess of Other Assets	(0.6)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2023	BlackRock Defensive Advantage U.S. Fund

Investment Objective

BlackRock Defensive Advantage U.S. Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, the Fund’s Institutional and Class K shares outperformed its primary benchmark, the MSCI USA Minimum Volatility Index, while the Fund’s Investor A shares underperformed. For the same period, all of the Fund’s share classes outperformed its secondary benchmark, the Russell 1000® Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While inflation in goods prices moderated, inflation in services prices remained well above expectations, leading to continued aggressive policy tightening. This resulted in a persistently inverted yield curve, which is often a precursor to a recession. Despite this backdrop, though, equity markets were roughly flat during the reporting period, masking the intra-period volatility. Global equities performed strongly in early 2023 despite cracks threatening the stability of the financial system, with the banking sector coming under pressure beginning in March 2023 and accelerating into April 2023 as the U.S. banking system experienced the second-largest bank failure in history. Yet despite the turmoil taking a toll on consumer confidence, as spending data showed signs of weakness, investors’ focus shifted to measures to support banks and depositors. This appears to have prevented a widespread crisis, and although measures of economic activity slowed, online job postings continued to point to labor market strength and sticky inflation. This was corroborated by the latest Employment Cost Index report, and taken together, these varying data points identified the challenges markets faced between keeping monetary policy tight versus pivoting to support growth.

The Fund struggled during the first half of the reporting period but was able to reverse performance later in the period as recessionary risks started to elevate. Stock selection measures were the main drivers of outperformance. Unsurprisingly, sentiment insights performed well as they correctly captured the evolving market backdrop. In particular, capturing sentiment from bond markets proved additive, as it correctly positioned the portfolio within financials. Also, text-based measures designed to capture forward-looking company fundamentals across analysts contributed to performance.

Elsewhere, fundamental measures, particularly those focused on quality, also worked well, as investors began to focus on the stability of corporate financial results later in the period. In this context, measures evaluating levels of external financing were among the top performers. Also, an insight with a preference for lower-volatility stocks worked well in the materials sector.

By contrast, despite the Fund’s overall outperformance, certain macro-related insights struggled against the oscillation between defensive and growth preferences during the reporting period. Initially, a macro insight that identifies companies likely to benefit from policy normalization proved wrong-footed during the market recovery at the beginning of the period. Further, industry insights motivated an unsuccessful underweight allocation to consumer discretionary stocks that detracted from performance. Lastly, sentiment insights analyzing informed-investor positioning also struggled during the reporting period, given the volatile and fast-changing economic and market backdrop.

The BlackRock Defensive Advantage Funds are designed to provide downside protection against market drawdowns and may lag broader markets and peers during market rallies. The Funds pursue a “defensive” investment style, meaning that they seek to participate in rising equity markets while mitigating downside risk in declining markets.

Describe recent portfolio activity.

Over the course of the reporting period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed-investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging crisis in the banking industry in March 2023.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the reporting period with largely neutral positioning from a sector perspective. The Fund had slight overweight positions in the consumer staples and consumer discretionary sectors, while maintaining slight underweights in financials and information technology stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Defensive Advantage U.S. Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on December 21, 2020.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities.

(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap U.S. equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

	Average Annual Total Returns(a)

	1 Year		Since Inception(b)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	2.64%	N/A	5.62%	N/A
Investor A	2.34	(3.03)%	5.35	2.97%
Class K	2.64	N/A	5.62	N/A

MSCI USA Minimum Volatility Index	2.40	N/A	5.86	N/A
Russell 1000® Index	1.82	N/A	5.24	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on December 21, 2020.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,059.90	$2.45		$1,000.00	$1,022.41	$2.41		0.48%
Investor A	1,000.00	1,058.60	3.68		1,000.00	1,021.22	3.61		0.72
Class K	1,000.00	1,059.90	2.20		1,000.00	1,022.66	2.16		0.43

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2023 (continued)	BlackRock Defensive Advantage U.S. Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

PepsiCo, Inc.	2.6%

Gilead Sciences, Inc.	2.3

Walmart, Inc.	2.3

Procter & Gamble Co.	2.1

Bristol-Myers Squibb Co.	1.9

Visa, Inc., Class A	1.8

Becton Dickinson & Co.	1.8

VeriSign, Inc.	1.7

Consolidated Edison, Inc.	1.6

General Mills, Inc.	1.6

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	20.4%

Information Technology	14.9

Consumer Staples	14.0

Industrials	13.0

Financials	12.0

Utilities	7.5

Communication Services	6.4

Consumer Discretionary	5.6

Materials	2.3

Real Estate	1.8

Energy	0.8

Short-Term Securities	1.0

Other Assets Less Liabilities	0.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	13

Schedule of Investments April 30, 2023	BlackRock Defensive Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 2.2%
Ambev SA.	24,661	$70,011
Telefonica Brasil SA, ADR	16,874	137,860

		207,871

China — 27.3%
3SBio, Inc.(a)	134,000	134,263
Alibaba Group Holding Ltd.(b)	8,248	87,211
Anhui Gujing Distillery Co. Ltd., Class A	1,600	63,275
Bank of Communications Co. Ltd., Class H	43,000	27,774
Bloomage Biotechnology Corp. Ltd., Class A	5,008	72,006
BYD Co. Ltd., Class A	3,600	133,421
China Construction Bank Corp., Class H	189,000	126,351
Contemporary Amperex Technology Co. Ltd., Class A	3,960	132,533
CSPC Pharmaceutical Group Ltd.	14,000	14,256
Guangzhou Automobile Group Co. Ltd., Class H	26,000	16,227
Hengan International Group Co. Ltd.	20,000	89,329
Industrial & Commercial Bank of China Ltd., Class H	188,000	101,145
JA Solar Technology Co. Ltd., Class A	9,380	54,736
Jiangxi Copper Co. Ltd., Class A	20,100	59,445
Kunlun Energy Co. Ltd.	156,000	144,613
Lenovo Group Ltd.	16,000	16,369
LONGi Green Energy Technology Co. Ltd., Class A	1,400	7,073
People’s Insurance Co. Group of China Ltd., Class H	342,000	134,509
PetroChina Co. Ltd., Class H	202,000	139,734
Shandong Nanshan Aluminum Co. Ltd., Class A	260,500	127,845
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	66,700	135,599
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	3,900	140,143
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,100	49,623
Shenzhen YUTO Packaging Technology Co. Ltd., Class A	11,800	43,217
Sichuan Chuantou Energy Co. Ltd., Class A	10,300	21,382
Sinopharm Group Co. Ltd., Class H	27,200	96,350
Tencent Holdings Ltd.	3,000	133,248
Tsingtao Brewery Co. Ltd., Class A	4,000	67,632
Uni-President China Holdings Ltd.	138,000	137,788
Vipshop Holdings Ltd., ADR(b)	467	7,332
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	3,700	36,657
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	2,100	14,052
ZTE Corp., Class H	14,000	45,091

		2,610,229

Greece — 1.4%
Hellenic Telecommunications Organization SA	9,256	135,246

India — 9.3%
ACC Ltd.	689	14,892
Cipla Ltd.	12,311	136,966
Cummins India Ltd.	3,730	71,816
Dr Reddy’s Laboratories Ltd.	645	38,895
Dr Reddy’s Laboratories Ltd., ADR	1,664	100,605
HCL Technologies Ltd.	10,038	131,237
HDFC Bank Ltd., ADR	345	24,081
ITC Ltd.	2,137	11,144
Kotak Mahindra Bank Ltd.	5,918	140,849
Marico Ltd.	7,136	43,399
Tata Consultancy Services Ltd.	2,508	99,158
Torrent Pharmaceuticals Ltd.	1,281	25,934
Wipro Ltd.	9,213	43,625
Wipro Ltd., ADR	1,347	6,331

		888,932

Security	Shares	Value

Indonesia — 2.7%
Bank Central Asia Tbk PT	133,400	$82,554
Bank Negara Indonesia Persero Tbk PT	66,500	42,856
Bank Rakyat Indonesia Persero Tbk PT	393,900	137,266

		262,676

Kuwait — 2.3%
Mobile Telecommunications Co. KSCP	49,488	92,222
National Bank of Kuwait SAKP	39,217	128,750

		220,972

Malaysia — 5.6%
CIMB Group Holdings Bhd	64,500	73,280
Malaysia Airports Holdings Bhd	33,900	53,653
Maxis Bhd	40,300	39,811
Petronas Gas Bhd	36,400	137,914
PPB Group Bhd	32,700	119,202
Public Bank Bhd	51,400	44,826
RHB Bank Bhd	55,800	68,638

		537,324

Mexico — 0.6%
Wal-Mart de Mexico SAB de CV	14,177	57,159

Qatar — 2.9%
Ooredoo QPSC	49,712	135,060
Qatar Electricity & Water Co. QSC	29,953	137,773

		272,833

Russia(c) — 0.0%
Alrosa PJSC(b)	37,207	5
LUKOIL PJSC	1,506	—

		5

Saudi Arabia — 8.4%
Almarai Co. JSC	4,347	68,575
Arabian Internet & Communications Services Co.	651	48,731
Jarir Marketing Co.	1,926	84,019
Nahdi Medical Co.	1,479	71,070
Saudi Airlines Catering Co.	4,629	117,639
Saudi Arabian Oil Co.(a)	14,380	138,610
Saudi Basic Industries Corp.	5,456	134,996
Saudi Telecom Co.	11,504	138,462

		802,102

South Africa — 0.4%
Vodacom Group Ltd.	6,014	41,222

South Korea — 4.3%
Hyundai Glovis Co. Ltd.	451	55,324
Kia Corp.	2,120	134,267
LG Uplus Corp.	16,280	134,283
Samsung SDS Co. Ltd.	756	66,474
SK Telecom Co. Ltd., ADR	1,029	20,333

		410,681

Taiwan — 17.2%
Accton Technology Corp.	8,000	78,151
Chang Hwa Commercial Bank Ltd.	236,714	137,273
Chroma ATE, Inc.	21,000	130,362
Chunghwa Telecom Co. Ltd.	33,000	136,549
Chunghwa Telecom Co. Ltd., ADR	157	6,472
Delta Electronics, Inc.	4,000	39,184
Far EasTone Telecommunications Co. Ltd.	40,000	102,775
First Financial Holding Co. Ltd.	149,000	131,609
Hon Hai Precision Industry Co. Ltd.	40,000	136,302

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Defensive Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Hon Hai Precision Industry Co. Ltd., GDR, Registered Shares	1,447	$9,912
Inventec Corp.	129,000	139,145
Mega Financial Holding Co. Ltd.	126,000	139,789
President Chain Store Corp.	15,000	132,148
Primax Electronics Ltd.	4,000	7,828
Quanta Computer, Inc.	46,000	128,802
Taiwan Cooperative Financial Holding Co. Ltd.	159,000	138,595
Uni-President Enterprises Corp.	22,000	52,742

		1,647,638

Thailand — 8.2%
Advanced Info Service PCL, NVDR	7,800	48,971
Bangkok Dusit Medical Services PCL, NVDR	157,100	134,960
Bumrungrad Hospital PCL, NVDR	19,700	137,577
Home Product Center PCL, NVDR	303,300	124,796
PTT Exploration & Production PCL, NVDR	30,900	134,447
SCB X PCL, NVDR	5,700	17,338
Siam Makro PCL, NVDR	68,200	75,395
Tisco Financial Group PCL, NVDR	40,400	106,896

		780,380

United Arab Emirates — 2.9%
Dubai Islamic Bank PJSC	93,843	142,371
Emirates NBD Bank PJSC	35,458	136,381

		278,752

Security	Shares	Value

United States — 0.2%
Genpact Ltd.	384	$17,107

Total Long-Term Investments — 95.9% (Cost: $8,957,996)		9,171,129

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(d)(e)	233,681	233,681

Total Short-Term Securities — 2.5% (Cost: $233,681)		233,681

Total Investments — 98.4% (Cost: $9,191,677)		9,404,810
Other Assets Less Liabilities — 1.6%		155,376

Net Assets — 100.0%		$9,560,186

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$104,144	$129,537	(a)	$—		$—	$—	$233,681	233,681	$4,420		$—
SL Liquidity Series, LLC, Money Market Series(b)	24,056	—		(24,048	)(a)	(8)	—	—	—	202	(c)	—

						$(8)	$—	$233,681		$4,622		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	4	06/16/23	$197	$3,986

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2023	BlackRock Defensive Advantage Emerging Markets Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$3,986	$—	$—	$—	$3,986

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(28,610)	$—	$—	$—	$(28,610)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$11,743	$—	$—	$—	$11,743

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$204,139

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$207,871	$—	$—	$207,871
China	7,332	2,602,897	—	2,610,229
Greece	—	135,246	—	135,246
India	131,017	757,915	—	888,932
Indonesia	—	262,676	—	262,676
Kuwait	—	220,972	—	220,972
Malaysia	257,116	280,208	—	537,324
Mexico	57,159	—	—	57,159
Qatar	137,773	135,060	—	272,833
Russia	—	—	5	5
Saudi Arabia	—	802,102	—	802,102
South Africa	—	41,222	—	41,222
South Korea	20,333	390,348	—	410,681
Taiwan	16,384	1,631,254	—	1,647,638
Thailand	75,395	704,985	—	780,380
United Arab Emirates	—	278,752	—	278,752

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Defensive Advantage Emerging Markets Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$233,681	$—	$—	$233,681

	$1,161,168	$8,243,637	$5	$9,404,810

Derivative Financial Instruments(a)
Assets
Equity Contracts	$3,986	$—	$—	$3,986

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments April 30, 2023	BlackRock Defensive Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.1%
Aristocrat Leisure Ltd.	2,305	$58,306
Telstra Group Ltd.	55,030	159,654

		217,960

Austria — 1.8%
ANDRITZ AG	2,156	140,023
BAWAG Group AG(a)	587	28,631
Telekom Austria AG	1,847	14,409

		183,063

Belgium — 0.7%
Anheuser-Busch InBev SA	1,164	75,683

China — 1.3%
BOC Hong Kong Holdings Ltd.	41,500	131,004

Denmark — 4.2%
Carlsberg A/S, Class B	674	111,545
Genmab A/S(b)	379	155,755
H Lundbeck A/S	3,784	20,035
Novo Nordisk A/S, Class B	916	152,381

		439,716

Finland — 1.2%
Sampo OYJ, A Shares	2,369	120,144

France — 6.2%
Air Liquide SA	628	112,971
Engie SA	3,609	57,759
Hermes International	23	49,935
Ipsen SA	51	6,185
La Francaise des Jeux SAEM(a)	15	641
L’Oreal SA	329	157,235
Orange SA	8,592	111,833
Sanofi	1,371	147,750
Teleperformance	11	2,198

		646,507

Germany — 6.1%
Beiersdorf AG	238	33,232
Freenet AG	3,262	92,996
Mercedes-Benz Group AG, Registered Shares	1,585	123,608
SAP SE	1,171	158,455
Scout24 SE(a)	599	37,334
Siemens AG, Registered Shares	849	139,942
Talanx AG(b)	980	49,290

		634,857

Hong Kong — 7.4%
AIA Group Ltd.	1,200	13,065
ASMPT Ltd.	1,500	11,793
CK Infrastructure Holdings Ltd.	14,500	82,554
CLP Holdings Ltd.	15,500	115,409
Dah Sing Banking Group Ltd.	800	642
HKT Trust & HKT Ltd., Class SS(c)	48,000	63,085
Hong Kong & China Gas Co. Ltd.	13,950	12,387
Hongkong Land Holdings Ltd.	8,000	35,603
Hutchison Telecommunications Hong Kong Holdings Ltd.	26,000	4,510
Jardine Matheson Holdings Ltd.	2,700	130,523
Kerry Properties Ltd.	11,000	28,381
Link REIT	6,900	45,132
MTR Corp. Ltd.	22,000	109,923
NWS Holdings Ltd.	15,000	12,992
PCCW Ltd.	60,000	31,298

Security	Shares	Value

Hong Kong (continued)
Power Assets Holdings Ltd.	9,500	$54,286
Sino Land Co. Ltd.	2,000	2,695
Swire Properties Ltd.	5,200	13,976

		768,254

Ireland — 0.2%
Experian PLC	694	24,571

Israel — 3.1%
Bank Hapoalim BM	6,162	53,083
Bank Leumi Le-Israel BM	663	5,256
Bezeq The Israeli Telecommunication Corp. Ltd.	65,765	89,534
Elbit Systems Ltd.	327	60,534
First International Bank Of Israel Ltd.	1,535	55,773
Israel Discount Bank Ltd., Class A	9,220	45,822
Mizrahi Tefahot Bank Ltd.	449	14,724

		324,726

Italy — 4.2%
Ferrari NV	123	34,274
Intesa Sanpaolo SpA	57,035	149,967
Mediobanca Banca di Credito Finanziario SpA	7,986	85,763
Recordati Industria Chimica e Farmaceutica SpA	621	28,586
Snam SpA	24,452	135,896

		434,486

Japan — 27.6%
Aeon Co. Ltd.	500	10,191
Alfresa Holdings Corp.	2,700	39,095
Astellas Pharma, Inc.	5,100	76,829
Benesse Holdings, Inc.	3,100	44,493
Central Japan Railway Co.	500	61,899
Coca-Cola Bottlers Japan Holdings, Inc.	600	6,466
House Foods Group, Inc.	1,500	32,982
Japan Tobacco, Inc.	7,200	154,921
Kamigumi Co. Ltd.	3,400	74,514
KDDI Corp.	5,000	156,091
Kewpie Corp.	1,000	16,787
Kobayashi Pharmaceutical Co. Ltd.	800	49,922
Lawson, Inc.	3,500	158,976
Lion Corp.	10,900	118,830
Mitsubishi Corp.	3,200	118,643
Mitsubishi Gas Chemical Co., Inc.	7,600	110,644
Nippon Express Holdings, Inc.	2,100	123,232
Nippon Telegraph & Telephone Corp.	2,700	82,388
Obic Co. Ltd.	300	46,223
Ono Pharmaceutical Co. Ltd.	4,500	90,608
Oracle Corp./Japan	1,500	107,653
Otsuka Holdings Co. Ltd.	4,600	156,496
Pola Orbis Holdings, Inc.	4,400	61,161
Recruit Holdings Co. Ltd.	1,900	53,302
Santen Pharmaceutical Co. Ltd.	12,900	108,536
Seven Bank Ltd.	19,800	40,530
Shimamura Co. Ltd.	300	27,541
SoftBank Corp.	10,100	113,714
Sohgo Security Services Co. Ltd.	3,300	92,167
Sumitomo Pharma Co. Ltd.	3,100	19,448
Suntory Beverage & Food Ltd.	400	15,058
Taisho Pharmaceutical Holdings Co. Ltd.	1,600	69,097
Takeda Pharmaceutical Co. Ltd.	2,100	69,634
TS Tech Co. Ltd.	100	1,348
Tsuruha Holdings, Inc.	2,000	130,991

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Defensive Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yamada Holdings Co. Ltd.	43,700	$152,283
ZOZO, Inc.	3,300	69,446

		2,862,139

Netherlands — 4.0%
Koninklijke Ahold Delhaize NV	2,796	96,139
Koninklijke KPN NV	44,242	161,345
QIAGEN NV(b)	166	7,424
Wolters Kluwer NV	1,172	155,283

		420,191

Singapore — 5.7%
ComfortDelGro Corp. Ltd.	4,400	3,939
DBS Group Holdings Ltd.	3,700	91,427
Jardine Cycle & Carriage Ltd.	2,000	50,937
Oversea-Chinese Banking Corp. Ltd.	7,800	73,795
Singapore Airlines Ltd.(d)	34,800	153,060
Singapore Telecommunications Ltd.	69,400	132,995
United Overseas Bank Ltd.	4,100	87,076

		593,229

Spain — 0.7%
Bankinter SA	9,312	55,064
Industria de Diseno Textil SA	329	11,310
Mapfre SA	1,668	3,341
Telefonica SA	1,045	4,747

		74,462

Switzerland — 12.9%
ABB Ltd., Registered Shares	3,172	114,426
Chocoladefabriken Lindt & Spruengli AG	13	160,513
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	123,262
Clariant AG, Registered Shares	2,075	34,611
Flughafen Zurich AG, Registered Shares	3	577
Galenica AG(a)	136	12,188
Givaudan SA, Registered Shares	4	13,992
Helvetia Holding AG, Registered Shares	1,012	151,387
Nestle SA, Registered Shares	1,219	156,385
Novartis AG, Registered Shares	1,502	153,645
Roche Holding AG	952	309,654
Swiss Re AG	1,058	106,545

		1,337,185

United Kingdom — 8.1%
AstraZeneca PLC	1,020	150,106

Security	Shares	Value

United Kingdom (continued)
British American Tobacco PLC	1,682	$62,143
Diageo PLC	122	5,564
GSK PLC	3,274	59,041
Haleon PLC	678	2,981
Imperial Brands PLC	464	11,486
J Sainsbury PLC	38,551	133,965
Kingfisher PLC	15,809	51,238
National Grid PLC	9,752	139,823
RELX PLC	1,025	34,152
SSE PLC	316	7,291
Tesco PLC	401	1,418
Unilever PLC	2,811	156,522
United Utilities Group PLC	2,191	29,764

		845,494

Total Long-Term Investments — 97.5% (Cost: $9,406,837)		10,133,671

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(e)(f)	185,579	185,579
SL Liquidity Series, LLC, Money Market Series, 5.02%(e)(f)(g)	136,486	136,500

Total Short-Term Securities — 3.1% (Cost: $322,079)		322,079

Total Investments — 100.6% (Cost: $9,728,916)		10,455,750

Liabilities in Excess of Other Assets — (0.6)%		(66,224)

Net Assets — 100.0%		$10,389,526

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$237,353	$—		$(51,774	)(a)	$—	$—	$185,579	185,579	$5,808		$—
SL Liquidity Series, LLC, Money Market Series	—	136,498	(a)	—		2	—	136,500	136,486	243	(b)	—

						$2	$—	$322,079		$6,051		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2023	BlackRock Defensive Advantage International Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	1	06/16/23	$107	$7,159

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,159	$—	$—	$—	$7,159

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,966	$—	$—	$—	$1,966

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$7,117	$—	$—	$—	$7,117

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$126,195

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$217,960	$—	$217,960
Austria	14,409	168,654	—	183,063
Belgium	—	75,683	—	75,683
China	—	131,004	—	131,004
Denmark	—	439,716	—	439,716
Finland	—	120,144	—	120,144

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Defensive Advantage International Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
France	$—	$646,507	$—	$646,507
Germany	—	634,857	—	634,857
Hong Kong	—	768,254	—	768,254
Ireland	—	24,571	—	24,571
Israel	—	324,726	—	324,726
Italy	—	434,486	—	434,486
Japan	—	2,862,139	—	2,862,139
Netherlands	—	420,191	—	420,191
Singapore	—	593,229	—	593,229
Spain	—	74,462	—	74,462
Switzerland	—	1,337,185	—	1,337,185
United Kingdom	—	845,494	—	845,494
Short-Term Securities
Money Market Funds	185,579	—	—	185,579

	$199,988	$10,119,262	$—	10,319,250

Investments Valued at NAV(a)				136,500

				$10,455,750

Derivative Financial Instruments(b)
Assets
Equity Contracts	$7,159	$—	$—	$7,159

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments April 30, 2023	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Curtiss-Wright Corp.	146	$24,795
General Dynamics Corp.	70	15,284
Lockheed Martin Corp.	76	35,298
Northrop Grumman Corp.	20	9,226

		84,603

Air Freight & Logistics — 0.9%
Expeditors International of Washington, Inc.	428	48,723
United Parcel Service, Inc., Class B	27	4,855

		53,578

Automobiles — 0.0%
General Motors Co.	82	2,709

Banks — 0.3%
First Horizon Corp.	1,169	20,516

Beverages — 2.6%
PepsiCo, Inc.	842	160,729

Biotechnology — 8.4%
AbbVie, Inc.	280	42,314
Amgen, Inc.	373	89,423
Biogen, Inc.(a)	55	16,733
BioMarin Pharmaceutical, Inc.(a)	31	2,977
Gilead Sciences, Inc.	1,747	143,621
Horizon Therapeutics PLC(a)	416	46,243
Incyte Corp.(a)	1,092	81,256
Neurocrine Biosciences, Inc.(a)	25	2,526
Regeneron Pharmaceuticals, Inc.(a)	89	71,359
Seagen, Inc.(a)	29	5,800
Ultragenyx Pharmaceutical, Inc.(a)	29	1,266
Vertex Pharmaceuticals, Inc.(a)	40	13,629

		517,147

Capital Markets — 2.0%
Bank of New York Mellon Corp.	467	19,890
Cboe Global Markets, Inc.	595	83,121
S&P Global, Inc.	48	17,404

		120,415

Chemicals — 1.6%
CF Industries Holdings, Inc.	216	15,461
Ecolab, Inc.	406	68,143
FMC Corp.	107	13,223
Huntsman Corp.	95	2,545

		99,372

Commercial Services & Supplies — 4.0%
Cintas Corp.	148	67,454
Republic Services, Inc.	194	28,057
Rollins, Inc.	540	22,815
Waste Connections, Inc.	235	32,700
Waste Management, Inc.	584	96,973

		247,999

Communications Equipment — 2.5%
Cisco Systems, Inc.	943	44,556
Juniper Networks, Inc.	2,192	66,089
Motorola Solutions, Inc.	137	39,922

		150,567

Construction & Engineering — 0.1%
AECOM	111	9,219

Security	Shares	Value

Consumer Finance — 0.5%
American Express Co.	186	$30,009

Consumer Staples Distribution & Retail — 3.8%
Dollar General Corp.	69	15,281
Kroger Co.	1,537	74,744
Walmart, Inc.	930	140,402

		230,427

Containers & Packaging — 0.1%
Amcor PLC	551	6,044

Distributors — 0.4%
Genuine Parts Co.	147	24,742

Diversified Telecommunication Services — 1.5%
Verizon Communications, Inc.	2,442	94,823

Electric Utilities — 2.9%
Duke Energy Corp.	264	26,104
Evergy, Inc.	1,079	67,017
IDACORP, Inc.	585	65,005
PNM Resources, Inc.	218	10,492
PPL Corp.	230	6,606
Southern Co.	51	3,751

		178,975

Electronic Equipment, Instruments & Components — 0.6%
Arrow Electronics, Inc.(a)	189	21,627
TD SYNNEX Corp.	166	14,781

		36,408

Entertainment — 1.5%
Activision Blizzard, Inc.	748	58,127
Electronic Arts, Inc.	269	34,238

		92,365

Financial Services — 3.2%
Berkshire Hathaway, Inc., Class B(a)	82	26,941
Mastercard, Inc., Class A	152	57,764
Visa, Inc., Class A	482	112,176

		196,881

Food Products — 4.7%
Archer-Daniels-Midland Co.	815	63,636
Campbell Soup Co.	284	15,421
General Mills, Inc.	1,113	98,645
Hershey Co.	351	95,844
Kellogg Co.	208	14,512

		288,058

Gas Utilities — 0.1%
New Jersey Resources Corp.	60	3,098

Ground Transportation — 0.5%
CSX Corp.	62	1,900
Landstar System, Inc.	105	18,483
Norfolk Southern Corp.	50	10,151
U-Haul Holding Co.	26	1,588

		32,122

Health Care Equipment & Supplies — 1.8%
Becton Dickinson & Co.	422	111,539

Health Care Providers & Services — 4.2%
Chemed Corp.	31	17,089
Cigna Group	254	64,335
CVS Health Corp.	938	68,765

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Elevance Health, Inc.	174	$81,545
UnitedHealth Group, Inc.	58	28,541

		260,275

Hotels, Restaurants & Leisure — 2.5%
Darden Restaurants, Inc.	440	66,849
Domino’s Pizza, Inc.	35	11,112
McDonald’s Corp.	259	76,599

		154,560

Household Durables — 0.1%
TopBuild Corp.(a)	19	4,284

Household Products — 2.9%
Colgate-Palmolive Co.	608	48,518
Procter & Gamble Co.	828	129,483

		178,001

Industrial Conglomerates — 0.7%
Honeywell International, Inc.	219	43,765

Insurance — 6.0%
American Financial Group, Inc.	292	35,837
Aon PLC, Class A	177	57,557
Arthur J Gallagher & Co.	108	22,471
Chubb Ltd.	10	2,016
Everest Re Group Ltd.	21	7,938
Hanover Insurance Group, Inc.	138	16,499
Marsh & McLennan Cos., Inc.	521	93,879
MetLife, Inc.	27	1,656
Progressive Corp.	22	3,001
Reinsurance Group of America, Inc.	23	3,273
Travelers Cos., Inc.	485	87,853
Unum Group	816	34,435

		366,415

Interactive Media & Services(a) — 1.6%
Alphabet, Inc., Class A	287	30,807
Alphabet, Inc., Class C	597	64,607
Bumble, Inc., Class A	28	510
Meta Platforms, Inc., Class A	10	2,403

		98,327

IT Services — 4.0%
Accenture PLC, Class A	231	64,747
Akamai Technologies, Inc.(a)	169	13,853
Gartner, Inc.(a)	211	63,819
VeriSign, Inc.(a)	466	103,359

		245,778

Life Sciences Tools & Services — 0.9%
Danaher Corp.	227	53,779

Machinery — 1.9%
Illinois Tool Works, Inc.	46	11,129
Snap-on, Inc.	157	40,727
Xylem, Inc.	601	62,408

		114,264

Media — 1.3%
Comcast Corp., Class A	346	14,314
Fox Corp., Class A	1,791	59,569
Fox Corp., Class B	111	3,390

		77,273

Security	Shares	Value

Metals & Mining — 0.5%
Newmont Corp.	710	$33,654

Multi-Utilities — 4.6%
Ameren Corp.	321	28,559
CMS Energy Corp.	1,194	74,339
Consolidated Edison, Inc.	1,002	98,667
DTE Energy Co.	693	77,900

		279,465

Oil, Gas & Consumable Fuels — 0.8%
Cheniere Energy, Inc.	282	43,146
Texas Pacific Land Corp.	4	5,911

		49,057

Pharmaceuticals — 5.1%
Bristol-Myers Squibb Co.	1,779	118,784
Eli Lilly & Co.	218	86,297
Johnson & Johnson	224	36,669
Merck & Co., Inc.	293	33,833
Pfizer, Inc.	882	34,301
Royalty Pharma PLC, Class A	89	3,128

		313,012

Professional Services — 3.5%
Automatic Data Processing, Inc.	435	95,700
Booz Allen Hamilton Holding Corp., Class A	146	13,975
Insperity, Inc.	227	27,798
Paychex, Inc.	709	77,891

		215,364

Residential REITs — 0.6%
Equity Residential	545	34,471

Retail REITs — 0.3%
Simon Property Group, Inc.	152	17,225

Semiconductors & Semiconductor Equipment — 1.6%
Analog Devices, Inc.	143	25,723
Cirrus Logic, Inc.(a)	215	18,445
Intel Corp.	299	9,287
NXP Semiconductors NV	11	1,801
Teradyne, Inc.	67	6,122
Texas Instruments, Inc.	219	36,617

		97,995

Software — 5.1%
Adobe, Inc.(a)	108	40,777
Black Knight, Inc.(a)	209	11,420
Gen Digital, Inc.	133	2,350
Manhattan Associates, Inc.(a)	430	71,242
Microsoft Corp.	286	87,876
Oracle Corp.	185	17,523
RingCentral, Inc., Class A(a)	207	5,705
Roper Technologies, Inc.	115	52,300
Salesforce, Inc.(a)	4	794
Teradata Corp.(a)	336	13,007
VMware, Inc., Class A(a)	48	6,001
Zoom Video Communications, Inc., Class A(a)	31	1,904

		310,899

Specialized REITs — 0.9%
Public Storage	14	4,128
SBA Communications Corp.	205	53,482

		57,610

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2023	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 2.4%
AutoZone, Inc.(a)	26	$69,246
Home Depot, Inc.	175	52,594
Lowe’s Cos., Inc.	89	18,497
TJX Cos., Inc.	125	9,853

		150,190

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	293	49,716
HP, Inc.	760	22,580

		72,296

Textiles, Apparel & Luxury Goods — 0.1%
Deckers Outdoor Corp.(a)	12	5,752

Wireless Telecommunication Services — 0.5%
T-Mobile U.S., Inc.(a)	200	28,780

Total Long-Term Investments — 98.7% (Cost: $5,671,689)		6,054,836

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(b)(c)	61,391	$61,391

Total Short-Term Securities — 1.0% (Cost: $61,391)		61,391

Total Investments — 99.7% (Cost: $5,733,080)		6,116,227

Other Assets Less Liabilities — 0.3%		20,768

Net Assets — 100.0%		$6,136,995

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$78,182	$—	$(16,791	)(a)	$—	$—	$61,391	61,391	$2,132		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—	(6	)(a)	6	—	—	—	19	(c)	—

					$6	$—	$61,391		$2,151		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$6,054,836	$—	$—	$6,054,836
Short-Term Securities
Money Market Funds	61,391	—	—	61,391

	$6,116,227	$—	$—	$6,116,227

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2023

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$9,171,129	$10,133,671	$6,054,836
Investments, at value — affiliated(c)	233,681	322,079	61,391
Cash pledged for futures contracts	7,000	4,000	—
Foreign currency, at value(d)	121,846	30,224	—
Receivables:
Investments sold	631,641	—	—
Securities lending income — affiliated	—	243	3
Capital shares sold	—	—	500
Dividends — unaffiliated	31,982	53,720	7,222
Dividends — affiliated	698	772	272
From the Manager	45,244	32,443	33,231
Variation margin on futures contracts	1,004	—	—
Prepaid expenses	30,192	30,193	30,189

Total assets	10,274,417	10,607,345	6,187,644

LIABILITIES
Bank overdraft	—	216	—
Collateral on securities loaned	—	136,500	—
Payables:
Investments purchased	630,800	8,886	—
Accounting services fees	3,657	3,650	3,564
Administration fees	27	27	5
Custodian fees	20,904	14,027	1,548
Deferred foreign capital gain tax	4,960	—	—
Trustees’ and Officer’s fees	1,713	1,709	1,717
Other accrued expenses	4,676	5,161	4,035
Professional fees	47,273	47,272	39,520
Service fees	21	20	99
Transfer agent fees	200	250	161
Variation margin on futures contracts	—	101	—

Total liabilities	714,231	217,819	50,649

NET ASSETS	$9,560,186	$10,389,526	$6,136,995

NET ASSETS CONSIST OF
Paid-in capital	$10,330,926	$10,542,851	$6,089,536
Accumulated earnings (loss)	(770,740)	(153,325)	47,459

NET ASSETS	$9,560,186	$10,389,526	$6,136,995

(a) Investments, at cost — unaffiliated	$8,957,996	$9,406,837	$5,671,689
(b) Securities loaned, at value	$—	$131,949	$—
(c) Investments, at cost — affiliated	$233,681	$322,079	$61,391
(d) Foreign currency, at cost	$121,904	$30,214	$—

F I N A N C I A L S T A T E M E N T S	25

Statements of Assets and Liabilities   (continued)

April 30, 2023

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

NET ASSET VALUE

Institutional
Net assets	$96,891	$109,170	$421,861

Shares outstanding	10,503	11,080	41,828

Net asset value	$9.23	$9.85	$10.09

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$104,922	$103,539	$504,987

Shares outstanding	11,383	10,517	50,169

Net asset value	$9.22	$9.84	$10.07

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	$9,358,373	$10,176,817	$5,210,147

Shares outstanding	1,014,070	1,032,441	516,391

Net asset value	$9.23	$9.86	$10.09

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2023

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

INVESTMENT INCOME
Dividends — unaffiliated	$410,745	$330,411	$103,781
Dividends — affiliated	4,420	5,808	2,132
Interest — unaffiliated	170	171	—
Securities lending income — affiliated — net	202	243	19
Foreign taxes withheld	(42,272)	(37,008)	(58)

Total investment income	373,265	299,625	105,874

EXPENSES
Professional	90,720	77,943	70,558
Investment advisory	73,105	42,963	24,699
Custodian	63,896	47,585	8,517
Registration	50,258	50,263	50,257
Printing and postage	16,862	17,029	20,746
Accounting services	15,107	14,673	14,649
Trustees and Officer	6,149	6,149	6,143
Administration	3,884	4,058	2,441
Administration — class specific	1,827	1,909	1,149
Transfer agent — class specific	280	95	669
Service — class specific	249	238	837
Miscellaneous	12,703	12,367	10,717

Total expenses	335,040	275,272	211,382
Less:
Administration fees waived	(3,884)	(4,057)	(2,441)
Administration fees waived by the Manager — class specific	(1,778)	(1,844)	(1,094)
Fees waived and/or reimbursed by the Manager	(254,759)	(225,999)	(181,546)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(213)	(38)	(373)

Total expenses after fees waived and/or reimbursed	74,406	43,334	25,928

Net investment income	298,859	256,291	79,946

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(609,067)	(366,870)	(331,198)
Investments — affiliated	(8)	2	6
Foreign currency transactions	(23,479)	5,847	—
Futures contracts	(28,610)	1,966	—

	(661,164)	(359,055)	(331,192)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	395,113	882,405	421,622
Foreign currency translations	48	1,680	—
Futures contracts	11,743	7,117	—

	406,904	891,202	421,622

Net realized and unrealized gain (loss)	(254,260)	532,147	90,430

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,599	$788,438	$170,376

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(5,331)	$—	$—

(b) Net of reduction in deferred foreign capital gain tax of	$5,113	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets

	BlackRock Defensive Advantage Emerging Markets Fund		BlackRock Defensive Advantage International Fund

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$298,859	$194,614	$256,291	$254,116
Net realized loss	(661,164)	(303,662)	(359,055)	(133,943)
Net change in unrealized appreciation (depreciation)	406,904	(525,538)	891,202	(505,898)

Net increase (decrease) in net assets resulting from operations	44,599	(634,586)	788,438	(385,725)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,409)	(7,792)	(3,372)	(8,565)
Investor A	(2,382)	(7,533)	(3,082)	(8,295)
Class K	(234,803)	(763,635)	(326,435)	(839,356)

Decrease in net assets resulting from distributions to shareholders	(239,594)	(778,960)	(332,889)	(856,216)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	26,037	328,174	4,944	550,898

NET ASSETS
Total increase (decrease) in net assets	(168,958)	(1,085,372)	460,493	(691,043)
Beginning of year	9,729,144	10,814,516	9,929,033	10,620,076

End of year	$9,560,186	$9,729,144	$10,389,526	$9,929,033

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Defensive Advantage U.S. Fund

	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$79,946	$80,983
Net realized gain (loss)	(331,192)	405,478
Net change in unrealized appreciation (depreciation)	421,622	(346,390)

Net increase in net assets resulting from operations	170,376	140,071

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(10,534)	(10,394)
Investor A	(7,885)	(13,480)
Class K	(144,883)	(481,889)

Decrease in net assets resulting from distributions to shareholders	(163,302)	(505,763)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	545,402	553,162

NET ASSETS
Total increase in net assets	552,476	187,470
Beginning of year	5,584,519	5,397,049

End of year	$6,136,995	$5,584,519

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage Emerging Markets Fund

	Institutional

			Period from
	Year Ended	Year Ended	12/21/20	(a)
	04/30/23	04/30/22	to 04/30/21

Net asset value, beginning of period	$9.42	$10.81	$10.00

Net investment income(b)	0.29	0.19	0.02
Net realized and unrealized gain (loss)	(0.25)	(0.80)	0.79

Net increase (decrease) from investment operations	0.04	(0.61)	0.81

Distributions(c)

From net investment income	(0.23)	(0.21)	(0.00	)(d)
From net realized gain	—	(0.57)	—

Total distributions	(0.23)	(0.78)		(0.00)

Net asset value, end of period	$9.23	$9.42	$10.81

Total Return(e)
Based on net asset value	0.60%	(6.10)%	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.75%	3.81%	3.18	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.85%	0.81%	0.81	%(h)

Net investment income	3.23%	1.87%	0.52	%(h)

Supplemental Data
Net assets, end of period (000)	$97	$97	$108

Portfolio turnover rate	204%	211%		64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.74%.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage Emerging Markets Fund (continued)

	Investor A

			Period from
	Year Ended	Year Ended	12/21/20	(a)
	04/30/23	04/30/22	to 04/30/21

Net asset value, beginning of period	$9.41	$10.81	$10.00

Net investment income(b)	0.26	0.17	0.01
Net realized and unrealized gain (loss)	(0.24)	(0.82)	0.80

Net increase (decrease) from investment operations	0.02	(0.65)	0.81

Distributions(c)
From net investment income	(0.21)	(0.18)	(0.00	)(d)
From net realized gain	—	(0.57)	—

Total distributions	(0.21)	(0.75)		(0.00)

Net asset value, end of period	$9.22	$9.41	$10.81

Total Return(e)
Based on net asset value	0.35%	(6.43)%	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	4.03%	4.11%	3.43	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.11%	1.06%	1.06	%(h)

Net investment income	2.99%	1.62%	0.27	%(h)

Supplemental Data
Net assets, end of period (000)	$105	$97	$108

Portfolio turnover rate	204%	211%		64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.99%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

BlackRock Defensive Advantage Emerging Markets Fund (continued)

	Class K

			Period from
	Year Ended	Year Ended	12/21/20	(a)
	04/30/23	04/30/22	to 04/30/21

Net asset value, beginning of period	$9.42	$10.81	$10.00

Net investment income(b)	0.29	0.19	0.02
Net realized and unrealized gain (loss)	(0.25)	(0.80)	0.79

Net increase (decrease) from investment operations	0.04	(0.61)	0.81

Distributions(c)
From net investment income	(0.23)	(0.21)	(0.00	)(d)
From net realized gain	—	(0.57)	—

Total distributions	(0.23)	(0.78)		(0.00)

Net asset value, end of period	$9.23	$9.42	$10.81

Total Return(e)
Based on net asset value	0.60%	(6.10)%	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.66%	3.75%	2.84	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.81%	0.81%	0.81	%(h)

Net investment income	3.27%	1.87%	0.52	%(h)

Supplemental Data
Net assets, end of period (000)	$9,358	$9,535	$10,598

Portfolio turnover rate	204%	211%		64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.40%.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage International Fund

	Institutional

			Period from
	Year Ended	Year Ended	12/21/20	(a)
	04/30/23	04/30/22	to 04/30/21

Net asset value, beginning of period	$9.42	$10.62	$10.00

Net investment income(b)	0.24	0.25	0.08
Net realized and unrealized gain (loss)	0.51	(0.60)	0.55

Net increase (decrease) from investment operations	0.75	(0.35)	0.63

Distributions(c)
From net investment income	(0.32)	(0.26)		(0.01)
From net realized gain	—	(0.59)	—

Total distributions	(0.32)	(0.85)		(0.01)

Net asset value, end of period	$9.85	$9.42	$10.62

Total Return(d)
Based on net asset value	8.30%	(3.94)%	6.30	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.91%	3.46%	2.90	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.49%	0.45%	0.45	%(g)

Net investment income	2.63%	2.35%	2.08	%(g)

Supplemental Data
Net assets, end of period (000)	$109	$99	$106

Portfolio turnover rate	178%	189%		88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.50%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage International Fund (continued)

	Investor A

			Period from
	Year Ended	Year Ended	12/21/20	(a)
	04/30/23	04/30/22	to 04/30/21

Net asset value, beginning of period	$9.42	$10.61	$10.00

Net investment income(b)	0.22	0.22	0.07
Net realized and unrealized gain (loss)	0.49	(0.58)	0.55

Net increase (decrease) from investment operations	0.71	(0.36)	0.62

Distributions(c)
From net investment income	(0.29)	(0.24)		(0.01)
From net realized gain	—	(0.59)	—

Total distributions	(0.29)	(0.83)		(0.01)

Net asset value, end of period	$9.84	$9.42	$10.61

Total Return(d)
Based on net asset value	7.92%	(4.09)%	6.20	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.18%	3.82%	3.15	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.74%	0.70%	0.70	%(g)

Net investment income	2.40%	2.10%	1.84	%(g)

Supplemental Data
Net assets, end of period (000)	$104	$99	$106

Portfolio turnover rate	178%	189%		88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.75%.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage International Fund (continued)

	Class K

			Period from
	Year Ended	Year Ended	12/21/20	(a)
	04/30/23	04/30/22	to 04/30/21

Net asset value, beginning of period	$9.43	$10.62	$10.00

Net investment income(b)	0.24	0.25	0.08
Net realized and unrealized gain (loss)	0.51	(0.59)	0.55

Net increase (decrease) from investment operations	0.75	(0.34)	0.63

Distributions(c)
From net investment income	(0.32)	(0.26)		(0.01)
From net realized gain	—	(0.59)	—

Total distributions	(0.32)	(0.85)		(0.01)

Net asset value, end of period	$9.86	$9.43	$10.62

Total Return(d)
Based on net asset value	8.30%	(3.84)%	6.30	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.88%	3.36%	2.55	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45	%(g)

Net investment income	2.69%	2.35%	2.09	%(g)

Supplemental Data
Net assets, end of period (000)	$10,177	$9,731	$10,408

Portfolio turnover rate	178%	189%		88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.15%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage U.S. Fund

	Institutional

			Period from
	Year Ended	Year Ended	12/21/20	(a)
	04/30/23	04/30/22	to 04/30/21

Net asset value, beginning of period	$10.12	$10.79	$10.00

Net investment income(b)	0.13	0.15	0.04
Net realized and unrealized gain	0.12	0.19	0.76

Net increase from investment operations	0.25	0.34	0.80

Distributions(c)
From net investment income	(0.14)	(0.17)		(0.01)
From net realized gain	(0.14)	(0.84)	—

Total distributions	(0.28)	(1.01)		(0.01)

Net asset value, end of period	$10.09	$10.12	$10.79

Total Return(d)
Based on net asset value	2.64%	2.65%	7.95	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.72%	4.25%	4.06	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.48%	0.43%	0.43	%(g)

Net investment income	1.37%	1.42%	1.21	%(g)

Supplemental Data
Net assets, end of period (000)	$422	$159	$108

Portfolio turnover rate	132%	269%		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.07%.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage U.S. Fund (continued)

	Investor A

			Period from
	Year Ended	Year Ended	12/21/20	(a)
	04/30/23	04/30/22	to 04/30/21

Net asset value, beginning of period	$10.11	$10.79	$10.00

Net investment income(b)	0.10	0.13	—
Net realized and unrealized gain	0.12	0.17	0.79

Net increase from investment operations	0.22	0.30	0.79

Distributions(c)
From net investment income	(0.12)	(0.14)	(0.00	)(d)
From net realized gain	(0.14)	(0.84)	—

Total distributions	(0.26)	(0.98)		(0.00)

Net asset value, end of period	$10.07	$10.11	$10.79

Total Return(e)
Based on net asset value	2.34%	2.35%	7.95	%(f)

Ratios to Average Net Assets(g)
Total expenses	4.02%	4.47%	4.31	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.73%	0.68%	0.68	%(h)

Net investment income	1.07%	1.16%	0.96	%(h)

Supplemental Data
Net assets, end of period (000)	$505	$198	$108

Portfolio turnover rate	132%	269%		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.32%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage U.S. Fund (continued)

	Class K

			Period from
	Year Ended	Year Ended	12/21/20	(a)
	04/30/23	04/30/22	to 04/30/21

Net asset value, beginning of period	$10.12	$10.79	$10.00

Net investment income(b)	0.14	0.16	0.04
Net realized and unrealized gain	0.11	0.18	0.76

Net increase from investment operations	0.25	0.34	0.80

Distributions(c)
From net investment income	(0.14)	(0.17)		(0.01)
From net realized gain	(0.14)	(0.84)	—

Total distributions	(0.28)	(1.01)		(0.01)

Net asset value, end of period	$10.09	$10.12	$10.79

Total Return(d)
Based on net asset value	2.64%	2.65%	7.95	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.65%	4.18%	3.71	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.43%	0.43%	0.43	%(g)

Net investment income	1.42%	1.44%	1.21	%(g)

Supplemental Data
Net assets, end of period (000)	$5,210	$5,228	$5,181

Portfolio turnover rate	132%	269%		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.72%.

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Defensive Advantage Emerging Markets Fund	Defensive Advantage Emerging Markets	Diversified

BlackRock Defensive Advantage International Fund	Defensive Advantage International	Diversified

BlackRock Defensive Advantage U.S. Fund	Defensive Advantage U.S.	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None

Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

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Notes to Financial Statements   (continued)

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of each Fund (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

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Notes to Financial Statements (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2023, certain investments of Defensive Advantage International were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements   (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Defensive Advantage International
Jefferies LLC	$131,949	$(131,949)		$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Defensive Advantage Emerging Markets	Defensive Advantage International	Defensive Advantage U.S.

First $1 billion	0.80%	0.45%	0.43%
$1 billion – $3 billion	0.75	0.42	0.40
$3 billion – $5 billion	0.72	0.41	0.39
$5 billion – $10 billion	0.70	0.39	0.37
Greater than $10 billion	0.68	0.38	0.36

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments,

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Notes to Financial Statements   (continued)

LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Defensive Advantage Emerging Markets		Defensive Advantage International		Defensive Advantage U.S.

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A

Defensive Advantage Emerging Markets	$249
Defensive Advantage International	238
Defensive Advantage U.S.	837

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended April 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$18	$20	$1,789	$1,827
Defensive Advantage International	19	19	1,871	1,909
Defensive Advantage U.S.	75	67	1,007	1,149

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

For the year ended April 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$82	$116	$82	$280
Defensive Advantage International	32	43	20	95
Defensive Advantage U.S.	322	265	82	669

Other Fees: For the year ended April 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Defensive Advantage U.S.	$447

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the

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Notes to Financial Statements (continued)

1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Defensive Advantage Emerging Markets	$118
Defensive Advantage International	140
Defensive Advantage U.S.	52

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Class K

Defensive Advantage Emerging Markets	0.86%	1.11%	0.81%
Defensive Advantage International	0.50	0.75	0.45
Defensive Advantage U.S.	0.48	0.73	0.43

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Defensive Advantage Emerging Markets	$254,641
Defensive Advantage International	225,859
Defensive Advantage U.S.	181,494

Fund Name	Administration Fees Waived

Defensive Advantage Emerging Markets	$3,884
Defensive Advantage International	4,057
Defensive Advantage U.S.	2,441

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific, transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the year ended April 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$12	$12	$1,754	$1,778
Defensive Advantage International	12	11	1,821	1,844
Defensive Advantage U.S.	33	67	994	1,094

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$ 53	$ 78	$ 82	$ 213
Defensive Advantage International	2	16	20	38
Defensive Advantage U.S.	195	96	82	373

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict

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Notes to Financial Statements (continued)

withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Defensive Advantage U.S. retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Defensive Advantage U.S., pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Defensive Advantage Emerging Markets and Defensive Advantage International each retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Defensive Advantage Emerging Markets and Defensive Advantage International each, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Defensive Advantage Emerging Markets	$42
Defensive Advantage International	46
Defensive Advantage U.S.	4

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Defensive Advantage Emerging Markets	$18,347,695	$18,543,691
Defensive Advantage International	16,868,336	16,799,594
Defensive Advantage U.S	7,959,885	7,525,483

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/23	Year Ended 04/30/22

Defensive Advantage Emerging Markets
Ordinary income	$239,594	$641,157
Long-term capital gains	—	137,803

	$239,594	$778,960

Defensive Advantage International
Ordinary income	$332,889	$844,534
Long-term capital gains	—	11,682

	$332,889	$856,216

Defensive Advantage U.S.
Ordinary income	$135,081	$503,689
Long-term capital gains	28,221	2,074

	$163,302	$505,763

As of April 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b	)	Total

Defensive Advantage Emerging Markets	$ 79,384	$ (969,504)	$ 119,380		$(770,740)
Defensive Advantage International	143,092	(935,904)	639,487		(153,325)
Defensive Advantage U.S.	23,961	(322,128)	345,626		47,459

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains and losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain foreign currency and futures contracts.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Defensive Advantage Emerging Markets	$9,280,646	$ 577,030	$ (452,866)	$ 124,164
Defensive Advantage International	9,815,922	853,710	(213,882)	639,828
Defensive Advantage U.S.	5,770,601	477,968	(132,342)	345,626

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements   (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Defensive Advantage Emerging Markets
Institutional
Shares sold	171	$1,500	—	$—
Shares issued in reinvestment of distributions	2	15	330	3,282

	173	$1,515	330	$3,282

Investor A
Shares sold	1,046	$9,602	15	$150
Shares issued in reinvestment of distributions	25	220	312	3,110
Shares redeemed	(15)	(132)	—	—

	1,056	$9,690	327	$3,260

Class K
Shares sold	2,045	$17,483	—	$—
Shares issued in reinvestment of distributions	31	265	32,325	321,632
Shares redeemed	(331)	(2,916)	—	—

	1,745	$14,832	32,325	$321,632

	2,974	$26,037	32,982	$328,174

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 04/30/23		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Defensive Advantage International
Institutional
Shares sold	166	$1,500	—	$—
Shares issued in reinvestment of distributions	379	3,371	535	5,511

	545	$4,871	535	$5,511

Investor A
Shares issued in reinvestment of distributions	—	$—	517	$5,326

	—	$—	517	$5,326

Class K
Shares sold	8	$71	—	$—
Shares issued in reinvestment of distributions	—	2	52,433	540,061

	8	$73	52,433	$540,061

	553	$4,944	53,485	$550,898

	Year Ended 04/30/23		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Defensive Advantage U.S.
Institutional
Shares sold	47,562	$458,055	4,918	$52,583
Shares issued in reinvestment of distributions	779	7,515	792	8,466
Shares redeemed	(22,173)	(217,350)	(50)	(583)

	26,168	$248,220	5,660	$60,466

Investor A
Shares sold	38,813	$375,420	8,510	$91,767
Shares issued in reinvestment of distributions	528	5,073	1,085	11,618
Shares redeemed	(8,767)	(83,384)	—	—

	30,574	$297,109	9,595	$103,385

Class K
Shares sold	7	$72	—	$—
Shares issued in reinvestment of distributions	—	1	36,384	389,311

	7	$73	36,384	$389,311

	56,749	$545,402	51,639	$553,162

As of April 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K

Defensive Advantage Emerging Markets	10,330	10,312	1,012,325
Defensive Advantage International	10,912	10,517	1,032,433
Defensive Advantage U.S.	10,758	10,743	516,384

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Defensive Advantage Emerging Markets Fund, BlackRock Defensive Advantage International Fund, and BlackRock Defensive Advantage U.S. Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Defensive Advantage Emerging Markets Fund, BlackRock Defensive Advantage International Fund, and BlackRock Defensive Advantage U.S. Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and for the period from December 21, 2020 (commencement of operations) through April 30, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from December 21, 2020 (commencement of operations) through April 30, 2021, in conformity with accounting principles generally accepted in the United States of America

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

Fund Name	Qualified Dividend Income

Defensive Advantage Emerging Markets	$179,497

Defensive Advantage International	252,971

Defensive Advantage U.S.	102,508

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Defensive Advantage U.S.	$28,222

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Defensive Advantage Emerging Markets	$288,273	$42,014
Defensive Advantage International	334,049	38,337

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Defensive Advantage U.S.	100.00%

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2023:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

Defensive Advantage Emerging Markets	$3,308	$—

Defensive Advantage U.S.	—	53,333

I M P O R T A N T T A X I N F O R M A T I O N	51

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Defensive Advantage Emerging Markets Fund, BlackRock Defensive Advantage International Fund and BlackRock Defensive Advantage U.S. Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	53

Trustee and Officer Information   (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information   (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)   The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)   Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)   Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	55

Trustee and Officer Information   (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trusts.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	57

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC Wilmington, DE 19809	BlackRock Investments, LLC New York, NY 10001

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Deloitte & Touche LLP Boston, MA 02116
Legal Counsel
Accounting Agent and Custodian State Street Bank and Trust Company	Sidley Austin LLP New York, NY 10019
Boston, MA 02114
Address of the Funds
Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	100 Bellevue Parkway Wilmington, DE 19809

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	59

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DEF-04/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Defensive Advantage Emerging Markets Fund	$31,212	$29,988	$44	$0	$18,700	$15,700	$218	$213
BlackRock Defensive Advantage International Fund	$31,212	$29,988	$44	$0	$18,700	$15,700	$218	$213
BlackRock Defensive Advantage U.S. Fund	$25,500	$24,480	$44	$0	$17,700	$14,700	$218	$213

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Defensive Advantage Emerging Markets Fund	$18,962	$15,913
BlackRock Defensive Advantage International Fund	$18,962	$15,913
BlackRock Defensive Advantage U.S. Fund	$17,962	$14,913

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 22, 2023